Mainland China Contribution Plan And Profit Appropriation	12 Months Ended
Dec. 31, 2011
Mainland China Contribution Plan And Profit Appropriation

11. Mainland China Contribution Plan And Profit Appropriation

Full time employees of the Group in the PRC participate in a government-mandated multi-employer defined contribution plan pursuant to which certain pension benefits, medical care, unemployment insurance, employee housing fund and other welfare benefits are provided to employees. PRC labor regulations require the Group to accrue for these benefits based on a certain percentage of the employees’ salaries. The total monthly contributions for such employee benefits were RMB22,553, RMB30,528 and RMB39,347 ($6.3 million) for the years ended December 31, 2009, 2010 and 2011, respectively. The Group has no ongoing obligation to its employees subsequent to its contributions to the PRC plan.